AMENDMENT NO. 1
TO
AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

Amendment No. 1 to the Amended and Restated Shareholders Agreement, dated as of April 10, 2006, by and among United America Indemnity, Ltd., formerly United National Group, Ltd., an exempted company formed with limited liability under the laws of the Cayman Islands (the “Company”), U.N. Holdings (Cayman), Ltd., an exempted company formed with limited liability under the laws of the Cayman Islands (“Holdings”), those co-investment funds listed on the signature pages of this Agreement (the “Co-investment Funds,” and together with Holdings, the “FPC Shareholders”) and those trusts listed on the signature pages of this Agreement (the “Trusts”)

WHEREAS, the Company, the FPC Shareholders and the Trust are party to an Amended and Restated Shareholders Agreement, dated as of December 15, 2003 (the “Agreement”);

WHEREAS, Section 8.2.1 of the Agreement provides that the Agreement may not be amended or supplemented, except by an instrument in writing signed by the Company, by the FPC Shareholders and by the Trusts holding a majority of the then outstanding Shares hold by the Trusts;

WHEREAS, the Company, the FPC Shareholders and the Trusts desire to amend the Agreement; and

WHEREAS, the actions contemplated herein on behalf of each of the Company, the FPC Shareholders and by the Trusts holding a majority of the outstanding Shares held by the Trusts have been duly and validly authorized by all necessary action and no other proceedings on the part of the Company, the FPC Shareholder or the Trusts are necessary to consummate the actions contemplated herein.

NOW, THEREFORE, the parties agree as follows:

1. Terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

2. Sections 3.1(a), (b), and (c) of the Agreement shall be amended and restated in their entirety and shall read as follows:

“(a) The Board shall consist of no fewer than seven directors, with the FPC Shareholders having the right to nominate up to five directors for election (the “FPC Shareholder Nominees”); provided, however, that the Board shall contain a sufficient number of “independent directors” (within the meaning of Rule 4200 of the Nasdaq Rules) such that the Board complies with Rule 4350(c) of the Nasdaq Rules.

(b) The FPC Shareholders may at any time cause any FPC Shareholder Nominee to be removed from the Board with or without cause at their sole discretion.

(c) If a vacancy on the Board occurs at any time as a result of the death, disability, resignation, retirement or removal of any FPC Shareholder Nominee, the FPC Shareholders shall have the right to nominate for election or appointment a replacement director. Following notice from the FPC Shareholder to the Company of its nomination of a replacement director, the Board shall not conduct any business until such nominee has been elected or appointed to the Board.”

3. Except as expressly amended, modified and supplemented above, all other provisions of the Agreement shall remain in full force and effect.

4. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature pages follow]

IN WINESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers or trustees as of the day and year first above written.

UNITED AMERICA INDEMNITY, LTD

By: /s/ Kevin L. Tate
Name: Kevin L. Tate
Title: Chief Financial Officer

U.N. HOLDINGS (CAYMAN), LTD.

By: /s/ Troy W. Thacker
Name: Troy W. Thacker
Title: Director

U.N. CO-INVESTMENT FUND I (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By: /s/ W. Dexter Paine, III
Name: W. Dexter Paine, III
Title: Director

U.N. CO-INVESTMENT FUND II (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By: /s/ W. Dexter Paine, III
Name: W. Dexter Paine, III
Title: Director

U.N. CO-INVESTMENT FUND III (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By: /s/ W. Dexter Paine, III
Name: W. Dexter Paine, III
Title: Director

U.N. CO-INVESTMENT FUND IV (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By: /s/ W. Dexter Paine, III
Name: W. Dexter Paine, III
Title: Director

U.N. CO-INVESTMENT FUND V (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By: /s/ W. Dexter Paine, III
Name: W. Dexter Paine, III
Title: Director

U.N. CO-INVESTMENT FUND VI (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By: /s/ W. Dexter Paine, III
Name: W. Dexter Paine, III
Title: Director

U.N. CO-INVESTMENT FUND VII (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By: /s/ W. Dexter Paine, III
Name: W. Dexter Paine, III
Title: Director
U.N. CO-INVESTMENT FUND VIII (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By: /s/ W. Dexter Paine, III
Name: W. Dexter Paine, III
Title: Director

U.N. CO-INVESTMENT FUND IX (CAYMAN), L.P.

By:	Fox Paine Capital Co-Investors International GP, Ltd., its General Partner

By: /s/ W. Dexter Paine, III
Name: W. Dexter Paine, III
Title: Director

RUSSELL C. BALL, III, ANDREW L. BALL, PNC BANK, N.A.,

TRUSTEES U/W OF RUSSELL C. BALL, SR., AS APPOINTED BY RUSSELL C. BALL, JR. F/B/O RUSSELL C. BALL, III

By: /s/ Russell C. Ball, III
Name: Russell C. Ball, III
Title: Trustee

By: /s/ Andrew L. Ball
Name: Andrew L. Ball
Title: Trustee

By: PNC Bank, N.A.

Trustee

By: /s/ Dana Robinson
Dana Robinson, Trust Officer

RUSSELL C. BALL, III, ANDREW L. BALL, PNC BANK, N.A.,

TRUSTEES U/W OF RUSSELL C. BALL, SR., AS APPOINTED BY RUSSELL C. BALL, JR. F/B/O ANDREW L. BALL

By: /s/ Russell C. Ball, III
Name: Russell C. Ball, III
Title: Trustee

By: /s/ Andrew L. Ball
Name: Andrew L. Ball
Title: Trustee

By: PNC Bank, N.A.

Trustee

By: /s/ Dana Robinson
Dana Robinson, Trust Officer

RUSSELL C. BALL, III, ANDREW L. BALL, PNC BANK, N.A.,

TRUSTEES U/A/T OF ETHEL M. BALL; DATED 2/9/67, AS APPOINTED BY RUSSELL C. BALL, JR. F/B/O RUSSELL C. BALL, III

By: /s/ Russell C. Ball, III
Name: Russell C. Ball, III
Title: Trustee

By: /s/ Andrew L. Ball
Name: Andrew L. Ball
Title: Trustee

By: PNC Bank, N.A.

Trustee

By: /s/ Dana Robinson
Dana Robinson, Trust Officer

RUSSELL C. BALL, III, ANDREW L. BALL, PNC BANK, N.A.,

TRUSTEES U/A/T OF ETHEL M. BALL; DATED 2/9/67, AS APPOINTED BY RUSSELL C. BALL, JR. F/B/O ANDREW L. BALL

By: /s/ Russell C. Ball, III
Name: Russell C. Ball, III
Title: Trustee

By /s/ Andrew L. Ball
Name: Andrew L. Ball
Title: Trustee

By: PNC Bank, N.A.

Trustee

By: /s/ Dana Robinson
Dana Robinson, Trust Officer

RUSSELL C. BALL, III, ANDREW L. BALL, PNC BANK, N.A.,

TRUSTEES U/A/T OF RUSSELL C. BALL, JR.; DATED 11/9/67

By: /s/ Russell C. Ball, III
Name: Russell C. Ball, III
Title: Trustee

By: /s/ Andrew L. Ball
Name: Andrew L. Ball
Title: Trustee

By: PNC Bank, N.A.

Trustee

By: /s/ Dana Robinson
Dana Robinson, Trust Officer

RUSSELL C. BALL, III, ANDREW L. BALL, PNC BANK, N.A.,

TRUSTEES U/A/T OF RUSSELL C. BALL, JR.; DATED 6/9/69

By: /s/ Russell C. Ball, III
Name: Russell C. Ball, III
Title: Trustee

By: /s/ Andrew L. Ball
Name: Andrew L. Ball
Title: Trustee

By: PNC Bank, N.A.

Trustee

By: /s/ Dana Robinson
Dana Robinson, Trust Officer

RUSSELL C. BALL, III, ANDREW L. BALL, PNC BANK, N.A.,

TRUSTEES U/A/T OF RUSSELL C. BALL, JR.; DATED 1/29/70

By: /s/ Russell C. Ball, III
Name: Russell C. Ball, III
Title: Trustee

By: /s/ Andrew L. Ball
Name: Andrew L. Ball
Title: Trustee

By: PNC Bank, N.A.

Trustee

By: /s/ Dana Robinson
Dana Robinson, Trust Officer

RUSSELL C. BALL, III, ANDREW L. BALL, PNC BANK, N.A.,

TRUSTEES U/A/T OF RUSSELL C. BALL, JR.; DATED 1/24/73

By: /s/ Russell C. Ball, III
Name: Russell C. Ball, III
Title: Trustee

By: /s/ Andrew L. Ball
Name: Andrew L. Ball
Title: Trustee

By: PNC Bank, N.A.

Trustee

By: /s/ Dana Robinson
Dana Robinson, Trust Officer

RUSSELL C. BALL, III, ANDREW L. BALL, PNC BANK, N.A.,

TRUSTEES U/A/T OF RUSSELL C. BALL, JR.; DATED 12/22/76 F/B/O RUSSELL C. BALL, III

By: /s/ Francis J. Mirabello
Name: Francis J. Mirabello
Title: Trustee

By: /s/ Andrew L. Ball
Name: Andrew L. Ball
Title: Trustee

By: PNC Bank, N.A.

Trustee

By: /s/ Dana Robinson
Dana Robinson, Trust Officer

RUSSELL C. BALL, III, ANDREW L. BALL, PNC BANK, N.A.,

TRUSTEES U/A/T OF RUSSELL C. BALL, JR.; DATED 12/22/76 F/B/O ANDREW L. BALL

By: /s/ Russell C. Ball, III
Name: Russell C. Ball, III
Title: Trustee

By: /s/ Andrew L. Ball
Name: Andrew L. Ball
Title: Trustee

By: PNC Bank, N.A.

Trustee

By: /s/ Dana Robinson
Dana Robinson, Trust Officer